EXHIBIT 10.50




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                   AMENDED AND RESTATED CONVERTIBLE TERM NOTE
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$2,500,000.00                                                       May 17, 2000

         FOR VALUE RECEIVED, on or before May 17, 2005 (the "Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of THE SCHLINGER FOUNDATION ("Schlinger") at its offices in 1944 Edison Street, Santa Yinez, California 93460, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00) (the "Total Principal Amount"), together with interest at the rate set forth below.

1. Interest Rate. The unpaid principal amount of this Note shall bear interest at a rate per annum which shall be equal to three percent (3%) plus the Prime Rate (the "Contract Rate"); provided, however, in no event shall the Contract Rate exceed the maximum rate allowed by applicable law. As used herein, "Prime Rate" means, as of any date, the rate of interest quoted in the Wall Street Journal as the "Prime Rate" for such date, provided that for any date for which the Wall Street Journal is not published or does not publish a quote for the "Prime Rate" such rate shall be the rate most recently published as the "Prime Rate".

2. Repayment Terms. The principal of and all accrued but unpaid interest on this Note (the "Loan") shall be due and payable as follows:

         (a) interest shall be due and payable monthly as it accrues, commencing on the 30th day of June, 2000 and continuing on the last day of each successive month thereafter during the term of this Note; and

         (b)      principal  of  the  Loan  shall  be  due  and  payable  in one
                  installment  of  all  unpaid   principal  and  accrued  unpaid
                  interest on May ___, 2005.

3. Prepayment Penalty. On or after the second anniversary of the date hereof, Borrower may prepay the Loan in full or in part at any time prior to May ___, 2005, provided, that Borrower shall (i) give Schlinger thirty (30) days' written notice of Borrower's intention to do so [and (ii) pay to Schlinger, as liquidated damages and not as a penalty, an amount equal to the twelve percent (12%) multiplied by the principal amount of the Loan being prepaid at such time --- In Previous Deal] .

4. Loan Documents. This Note is subject to the terms and conditions set forth in that certain Amended and Restated Loan Agreement dated May ___, 2000, by and between Borrower and Schlinger, as may be amended from time to time (the "Loan Agreement"). All capitalized terms used herein that are not otherwise defined herein shall have the same meaning given to such terms in the Loan Agreement. This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents". The holder of this Note is entitled to the benefits and security provided in the Loan Documents.


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5.       Purpose.  Borrower  agrees that no proceeds of the Loan under this Note shall be used for personal, family or household purposes, and that the proceeds of the Loan hereunder shall be used solely for business, commercial, investment or other similar purposes.

6. Event of Default. Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

         (a) failure of Borrower to pay when due any installment of principal of or interest on this Note or on any other indebtedness now or hereafter owing by Borrower to Schlinger, or

         (b) the occurrence of any event of default specified in any of the other Loan Documents; or

         (c) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of Borrower;

the holder of this Note may, at its option,  without  further  notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourse available to the holder hereof, including but not limited to any such rights, remedies or recourse under the other Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing. The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourse of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the other Loan Documents as originally provided herein or therein.

7.       Compliance With Usury Laws.

         (a) No interest rate specified in this Note or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the Contract Rate for the Loan or any other indebtedness, liability or obligation shall exceed the Maximum Rate, thereby causing the interest accruing thereon to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate therefor shall not reduce the rate of interest therefor below the Maximum Rate until the aggregate amount of interest accrued thereon equals the aggregate amount of interest which would have accrued thereon if the Contract Rate had at all times been in effect.


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         (b)      Notwithstanding  anything to the  contrary  contained  in this
                  Note or the other Loan Documents, none of the terms and provisions of this Note or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and Schlinger shall never charge, receive, take, collect, reserve or apply, as interest on the Loan or any other indebtedness, liability or obligation, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Note or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 7 (b) or (ii) an amount, which when added to all other interest payable under this Note and the
                  other  Loan   Documents,   equals  the   Maximum   Rate.   If,
                  notwithstanding the foregoing, Schlinger ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Loan or any
                  other  indebtedness,   liability  or  obligation  and  treated
                  hereunder as such; and if the Loan or any other indebtedness, liability or obligation, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower or other applicable Obligor or Obligors (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower and the other Obligors and Schlinger shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or
                  premium  rather  than  as  interest,   (b)  exclude  voluntary
                  prepayments  and  the  effects  thereof,   and  (c)  amortize,
                  prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Loan or any other indebtedness, liability or obligation, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Loan or any other indebtedness,
                  liability  or   obligation;   provided  that,  if  the  unpaid
                  principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Schlinger shall refund to the Borrower or other applicable Obligor or Obligors (as appropriate) the amount of such excess and, in such event, Schlinger shall not
                  be  subject  to  any  penalties   provided  by  any  laws  for
                  contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate. The terms of this Section shall be deemed to be incorporated into every other Loan Document.

                  As used herein the term "Maximum Rate" means, with respect to Schlinger, the maximum non-usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the Loan or other amount as to which such rate is to be determined, payable to Schlinger pursuant to this Note or any other Loan Document, under laws applicable to Schlinger which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each


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                  change in any interest rate provided for herein based upon the
                  Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly rate ceiling described in, and computed in accordance with the Texas Finance Code or any successor or replacement statute; provided, however, that, to the extent permitted by applicable law, Schlinger shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

8. Costs of Collection; Waivers. If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees. Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral indulgences or partial payments, either before or after maturity.

9. Governing Law; Venue; Submission to Jurisdiction. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS. BORROWER AGREES THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS NOTE, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.      Waiver  of Jury  Trial.  BORROWER  HEREBY  IRREVOCABLY  WAIVES,  TO THE
MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.


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11.      Final Agreement.  THIS NOTE AND THE OTHER LOAN DOCUMENTS  REPRESENT THE
FINAL AGREEMENT  BETWEEN SCHLINGER AND BORROWER WITH RESPECT TO THE TRANSACTIONS
CONTEMPLATED   HEREIN  AND  MAY  NOT  BE  CONTRADICTED  BY  EVIDENCE  OF  PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12. Amended and Restated Note. This Note shall constitute an amendment and restatement of, but shall not constitute or result in an extinguishment of any indebtedness evidenced by, that certain Convertible Term Note dated June 3, 1999, in the original principal amount of $1,500,000 made by Borrower payable to the order of Schlinger (the "Previous Note"). The indebtedness evidenced by and outstanding under such prior promissory notes shall be deemed to be indebtedness evidenced by and outstanding under this Note.

                                    BORROWER:

                                    KARTS INTERNATIONAL INCORPORATED


                                    By:_________________________________________
                                    Name:  Charles Brister
                                    Title: President & C.E.O.





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